Exhibit 1

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[LOGO]

Creating new pathways to enable the delivery of essential medical therapies

NPTH – Nasdaq Market System

Investor Presentation

March 2006

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Forward Looking Statement

Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. To the extent that any of the statements contained herein relating to Enpath Medical products and markets and operating results are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks are detailed in reports that Enpath Medical has filed with the U.S. Securities and Exchange Commission (SEC) including the most recent Annual Report on Form 10-K

Enpath Medical Vision

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To be a recognized leader in the development of
specialized delivery and stimulation technologies that
improve the quality of patient care.

Enpath Medical Today

Enpath Medical:

•         Develops and manufactures proprietary products for OEM partners

•                  Introducers

•                  Steerable catheters

•                  Stimulation leads

•                  Delivery systems

•         Works directly with physician opinion leaders to understand emerging clinical needs

Enpath develops customized products that help our OEM partners fill their non-core needs…we are a unique adjunct to their in-house resources.

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Enpath Medical:

•                  Invests its R&D resources in growth markets.

•                  Creates its own intellectual property.

•                  Maintains quality and reliability systems equivalent to our OEM partners.

•                  Emphasizes speed-to-market development.

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Growing Market Opportunity for Current Enpath Products

2006 :: $371 Million

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2009 :: $720 Million

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*Sources: MedTech Insight, Neurotech Reports, other industry reports & company estimates

Value Creation

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Identify new clinical need

Validate with physicians and market research

Develop concepts and first prototypes

Protect IP

Select OEM Partner

Exclusive, long-term supply agreements
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OEM Partnerships

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•                  Built excellent partnerships over the last 15 years with over 30 market leaders.

•                  Our top 10 strategic partnerships represent 87% of our revenue.

•                  Form strategic partnerships with major medical device OEMs to:

•                  Complement their existing product lines.

•                  Provide rapid development of emerging clinical needs.

•                  Establish confidence via common language, clinical understanding, and quality systems.

Creating Enpath Brand Awareness

•                  Enpath labeling on packages creates awareness among physicians and the clinical community.

•                  Packaging and trade advertising lend credibility to our status as an established medical technology innovator and manufacturer.

•                  Over 20% of revenue is derived from Enpath branded products.

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Research and Development Spending

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82% of 2006 R&D spend on Leads & Catheters.

Building the Infrastructure for Future Growth

2003

•                  MedAmicus/BIOMEC Cardiovascular > Enpath Medical

•                  IP expanded from 9 to 18 patents with 9 patents pending in 2005

2004

•                  Revenue base growth through incremental sales of:

•                  PTFE introducers

•                  Flowguard valved introducers

•                  Myopore epicardial leads

•                  Established supply agreements with OEM partners

•                  Steroid epicardial leads

•                  FastTac Flex™ implant tools

•                  IS-1 adaptors

2005

•                  European launch of MyoDex™ steroid epicardial leads.

•                  Regulatory approvals for steerable sheath.

•                  Grew share in European Introducer market

•                  Created 20 new invention disclosures and 8 new patent applications.

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Stimulation Leads

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Leadership

Dave Grenz

Strategic Focus

Focus on lead/delivery system applications in high-growth neurotechnology and selected CRM market niches.

Create a unique product offering and maximize the value of our stimulation leads through the co-development of delivery systems that facilitate precision lead placement.

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Catheters

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Leadership

•                  Jim Reed

Strategic Focus

•                  Maximize the value of our catheter products through the development of proprietary delivery system products that enable the implantation of high-value CRM, Vascular and Neuro devices and therapies.

•                  Delivery systems that combine our proprietary catheters and stimulation leads provide the highest expected commercial value.

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Introducers

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Leadership

•                  Mark Kraus

Strategic Focus

•                  Maximize share and increase premium product mix in the vascular introducer market by;

•                  Leveraging our reputation for innovation and industry leadership. (50%+ unit market share)

•                  Converting the vascular introducer markets to high-value, premium-priced product.

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Strategic Marketing and Account Management

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Leadership

•                  Jim Mellor

Strategic Focus

•                  Forming alliances and partnerships.

•                  Leading business development and acquisitions.

•                  “Owning” physician relationships to solve unmet clinical needs.

•                  Driving New Product Development.

•                  Representing Enpath globally at OEM clients.

Solving Market Problems

Introducer Products

Problem

•                  Air embolisms, back-bleeding and difficult vessel access.

Solution

•                  Peelable valve.

•                  Less vessel trauma from increased lubricity.

•                  PTFE material.

•                  Smooth transitions.

•                  Use OEM distribution network to leverage large unmet physician need.

•       New Products

•                  Next-gen valved  introducer.

•                  Enhanced feature PTFE introducer.

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Solving Market Problems

Advanced Delivery Catheters

Problem

•                  Difficult to reach locations.

Solution

•                  Development of Custom Controlled Physician Interface.

•                  Precision distal deflection.

•                  Application specific catheter shaft construction.

•                  Use OEM distribution network to leverage large unmet physician need.

•                  New Products

•                  Slide handle catheter for cardiac EP, intracardiac navigation and peripheral stenting.

•                  Mechanical advantage handle for lead delivery systems.

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Solving Market Problems

Stimulation Leads

Problem

•                  High non-response rate to CRT in heart failure patients.

Solution

•                  Minimally invasive epicardial lead and delivery system to increase access to left ventricle.

•                  Strategic alliance with large OEM to leverage access to physicians.

•                  New Products

•                  Next Gen Epicardial lead & delivery system.

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Problem

•                  Difficulty in accessing nerve specific location to manage pain.

Solution

•                  Precision placement using

•                  New steerable technology.

•                  Lower profile stimulation lead with multiple electrode configurations.

•                  Finely tuned integration of lead design and custom delivery technology.

•                  Strategic alliances with large OEM partners to leverage access to physicians.

•                  New Products

•                  Neurostim lead & delivery system.

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Product to System Evolution

2006 Product Revenue

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2009 Product Revenue

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Advanced solutions and systems representing
20% of total product revenue

System Opportunities

•                  Next Gen Epicardial Lead and Delivery System

•                  Neuro Lead and Delivery System

Penetrating New Markets

2006 New Product Revenue

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2009 New Product Revenue

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Neurostimulation represents 24% of new products

2005 Financial Highlights

•                  Achieved net income of $908,000 in second half of year.

•                  Net cash provided by operating activities was $2.94 million.

•                  Paid down short and long-term bank debt by $1.88 million during year.

•                  Working capital increased $774,000 to $5.99 million.

•                  Shareholder’s equity increased $1.25 million.

•                  Full access to $4 million line of credit to begin 2006.

•                  Paid off remaining balance of LOC of $1.1 million in 2005.

Guidance for 2006

•                  15% - 20% annual sales growth.

•                  1st quarter sales stronger than 2nd quarter sales due to catheter stocking orders.

•                  Improving gross margins throughout year.

•                  Strong 2nd half sales growth.

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Objectives met via a focused and Efficient Mindset

•                  Purposeful and disciplined R&D through product portfolio management process.

•                  Centralized strategic marketing and a heritage of physician relationships driving identification and selection of new opportunities.

•                  System based platforms to create value for our OEM partners and improved margin opportunity.

•                  Acquisitions to;

•                  strengthen and expand core competencies.

•                  accelerate introduction of new technology.

•                  leverage established customer relationships.

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Enpath is uniquely positioned to capture emerging medical technology platforms.

We are committed to:

•                  Penetrate undeveloped markets through nurturing existing physician relationships.

•                  Leverage existing OEM partnerships to increase market share.

•                  Capitalize on multiple core competencies to provide value-added “systems” to OEM partners.

•                  Enhance portfolio of proprietary assets.

•                  Increase number of product platforms.

•                  Expand into new emerging & growing markets.

•                  Margin expansion.

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